SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 15, 2013

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska		68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 15, 2013, Berkshire Hathaway Finance Corporation (“BHFC”) issued (i) $275,000,000 aggregate principal amount of its 1.600% Senior Notes due 2017 and (ii) $225,000,000 aggregate principal amount of its 3.000% Senior Notes due 2022, ((i) and (ii) collectively, the “Notes”), under a registration statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission (the “Commission”) on February 1, 2010 (Registration No. 333-164611) (the “Registration Statement”). The Notes, which will be fully and unconditionally guaranteed by Berkshire Hathaway Inc. (“Berkshire”), were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on January 7, 2013, by and between (a) BHFC and Berkshire and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (collectively, the “Underwriters”). The Notes are issued under an Indenture, dated as of February 1, 2010, by and among BHFC, as issuer, Berkshire, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), and officers’ certificates dated as of May 15, 2012 (the “Officers’ Certificates”).

The relevant terms of the Notes and the Indenture are further described under the caption “Description of the Notes and Guarantee” in the prospectus supplement, dated January 7, 2013, filed with the Commission by Berkshire on January 9, 2013, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and in the section entitled “Description of the Debt Securities” in the base prospectus, dated February 1, 2010, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of the Registration Statement and is incorporated herein by reference. Copies of the Officers’ Certificates (including the forms of the Notes) were attached as Exhibits 4.2 and 4.3 to the current report on Form 8-K filed with the Commission by Berkshire on May 15, 2012 and are incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificates and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificates and the Notes, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated January 7, 2013, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 2010 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 1.600% Senior Notes due 2017 (included in Berkshire’s Current Report on Form 8-K filed with the Commission on May 15, 2012) .

4.3	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 3.000% Senior Notes due 2022 (included in Berkshire’s Current Report on Form 8-K filed with the Commission on May 15, 2012).

5.1	Opinion of Munger, Tolles & Olson LLP, dated January 15, 2013.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 15, 2013	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated January 7, 2013, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 2010 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 1.600% Senior Notes due 2017 (included in Berkshire’s Current Report on Form 8-K filed with the Commission on May 15, 2012).

4.3	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of May 15, 2012, including the form of Berkshire Hathaway Finance Corporation’s 3.000% Senior Notes due 2022 (included in Berkshire’s Current Report on Form 8-K filed with the Commission on May 15, 2012).

5.1	Opinion of Munger, Tolles & Olson LLP, dated January 15, 2013.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).